The Q4 2025 Investor Update should be read in conjunction with the Q4 2025 Earnings Release issued on January 29, 2026. Investor Update Q4 2025 Exhibit 99.2

Year in Review: Disciplined Execution

Prudent growth and balance sheet management is delivering excellent shareholder value

Strong & Growing Balance Sheet

Core Relationship Deposit[1] Growth +23% (2-Year CAGR)

2025: **+16% ($828MM)** | Past Two Years: **+50% ($2B+)**

Transformed funding base through remixing
NIB up $316MM of $460MM total in 2025 (now 22% of deposits)
69% Beta (cycle-to-date) and 92% in Q4'25

Significant Loan Growth across Core Competencies

Total Loans: **+13% ($738MM)** | C&I: **+14% ($329MM)**
Growth was 70% fixed rate and 30% variable rate, providing a natural hedge to structural funding changes

Strong Liquidity Profile with Purposeful Utilization

95% L/D | 13% Liquidity Ratio | $4.6B+ Available Lines

Aggressively Managing Credit: NPAs ↓ 41%

Nonperforming assets are down 41% in the second half of '25

Excellent Earnings Momentum

Results driven by structural balance sheet improvement, not short-term rate tailwinds.

	Q4 2024 (annualized)		Q4 2025 (annualized)	YoY Change
Core Earnings[2]	$56MM	→	$99MM	+ 76%
NII Growth	$168MM	→	$226MM	+ 35%
NIM	2.46%	→	3.08%	+ 25%
EPS	$2.08	→	$2.76	+ 33%
TBVPS[3] (spot)	$31.89	→	$34.99	+ 10%

- The decision to expand throughout the Metropolitan New York region has transformed our balance sheet and created the foundation for future growth.
- Core relationship deposit[1] growth meaningfully reshaped the funding mix, including $316 million of NIB growth (+28%), strengthening earnings durability and reducing reliance on higher-cost funding.
- NIM improvement reflects disciplined asset growth and funding optimization, as loan growth at attractive spreads and materially lower deposit costs – driven by strong down-cycle betas – reflect the core strength of the deposit franchise.
- Earnings growth translated directly into shareholder value, with EPS up 33% YoY and TBVPS up 10%, while maintaining balance sheet flexibility to support future growth.

See page 21 for notes and important information.

Peapack-Gladstone Financial Corporation

2

Metro New York Expansion Timeline Strategic expansion during industry stress creating long-term value Annualized PPNR ($ millions) March 2023 – July 2023: Three large bank failures and rapid increase in Fed Funds bring industry-wide volatility April 2024: Hired 13 teams and leadership for NYC May 2023: Hired a team of seasoned bankers in NYC April 2024 – Present: Execution & Inflection April 2025: NYC financial center Flagship opened The decision to expand in New York City during industry stress has translated into: Earnings inflection following NYC buildout March – Summer 2025: Hired new Head of CRE, Head of Equipment Finance & Senior Wealth Advisors January 2025: Rebranded as Peapack Private Bank & Trust Enhanced funding profile Balance sheet remix Disciplined lending Margin expansion Expense normalization Positive operating leverage

Fourth Quarter 2025 Highlights

Delivering improved earnings & balance sheet momentum

Earnings Performance

$0.69	+ 34%	+ 12%	3.08%
+ 28% QoQ	QoQ	QoQ	+ 27 bps QoQ
EPS	**PPNR[1] Growth Rate**	**NII Growth Rate**	**Net Interest Margin**

Balance Sheet Momentum

+ 15%	+ 8%	- 19%
Q4 Annualized	QoQ	QoQ
Loan Growth Rate	**NIB DDA Growth Rate**	**Nonperforming Assets**

Earnings Momentum

- EPS of $0.69, up 28% QoQ and up 53% over the past two quarters, reflecting continued earnings momentum
- Core earnings[1] increased for a **fifth** consecutive quarter, up 34% QoQ, driven by higher 12% QoQ growth in NII and normalized expenses
- Net interest margin expanded 27 bps QoQ to 3.08%, supported by a **92% quarterly deposit beta** and continued asset growth at attractive spreads[2]
- Efficiency ratio improved to 68%, reflecting a **fifth** straight quarter of positive operating leverage[3]

Our Metropolitan NY Regional Expansion

- Performance continues to exceed expectations, with strong relationship, deposit, and loan activity
  - 925+ new relationships
  - $1.9 billion in deposits (31% NIB), average $2.1 million relationship size
  - $1.3 billion in loans (including commitments)
- Regional flagship offices in New York City, Westchester & Long Island in 2025
- New business pipelines remain robust, supporting continued steady growth

Balance Sheet Strength & Growing Wealth Management

- Core relationship deposits[4] grew $120 million in Q4, strengthening funding and supporting loan growth
- Purposeful utilization of liquidity in Q4 through funding optimization and $231 million of loan growth at attractive spreads; loan growth focused on our core competency in C&I
- Wealth AUM/AUA reached a record $13.1B, up 8% QoQ on an annualized basis
- Gross new business inflows of $291 million in Q4 and $1.0 billion for the full-year 2025

Prudent Credit Risk Management

- Nonperforming assets declined 19% QoQ and 41% over the past two quarters
- Past due loan levels remain low and manageable at 0.42% of total loans
- No new multifamily loans added to past-due status in Q4
- No evidence of systemic deterioration
- TBV continued to grow, reflecting earnings strength and disciplined credit actions

See page 21 for notes and important information.

Peapack-Gladstone Financial Corporation

4

Quarterly Earnings Momentum Core earnings growth continuing to deliver shareholder value Continuing to absorb significant strategic investments while expanding profitability, as operating expense growth moderated and core earnings1 increased 34% QoQ to $24.7 million, marking five consecutive quarters of PPNR growth. Balance sheet growth paired with disciplined interest expense management drove consistent NII improvement and an eighth consecutive quarter of NII growth. Interest income up $7.8 million YoY (9%), supported by strong loan growth at attractive spreads despite interest rate reductions throughout 2025. Interest expense is down $6.8 million YoY (-15%) even as total deposits increased by $460 million ($316 million is NIB DDA). Margin expansion of 27 bps QoQ reflects strength of the deposit franchise, with a 92% quarterly deposit beta and 69% through the down-cycle. Net income remains impacted by elevated credit costs tied to specific reserves on a few borrowers, which management continues to address proactively. ($ in millions, except per share data) See page 21 for notes and important information. Key Observations

Excellent Earnings Improvement YoY Disciplined growth delivering meaningful operating leverage Delivered strong positive operating leverage year-over-year, with core earnings1 up 45% despite an 18% increase in operating expenses (including a 14% increase in FTEs). Revenue growth was broad-based and led by spread income, with total revenue up 24% YoY and net interest income up 35%, reflecting disciplined balance sheet execution. Noninterest income provides a stable and meaningful earnings contribution (28% of total revenue), anchored by a $13.1B AUM/AUA wealth franchise. Profitability and margin expanded materially, with pre-provision net revenue1 up 45%, net income up 13%, and net interest margin improving 52 bps to 2.84%. Earnings strength supported balance sheet and credit actions, enabling continued improvement in EPS and TBVPS, while proactively addressing problem credits. ($ in millions, except per share data) See page 21 for notes and important information. Key Observations

Continued Improvement in Credit Quality Positive credit trends with problem loans well controlled 30-89 Days Past Due / Gross Loans Nonperforming Assets / Total Assets Nonperforming loans declined $16 million in Q4, and $47 million over the last six months, reflecting disciplined workout activity. No evidence of broad-based credit deterioration. Troubled credit exposure, including New York Rent Regulated Multifamily (NYRRMF), remains at manageable levels as evidenced by stable-to-improving delinquency and nonaccrual trends relative to total loans. ACL coverage of total loans remains stable at 1.14%, providing solid protection against residual credit risk. Special Mention Loans / Gross Loans Key Observations

Rent-Regulated Multifamily Continues to remain resilient with no evidence of systemic deterioration $1.9 billion Multifamily Portfolio NYRRMF loans are closely monitored and actively managed by a team of seasoned professionals. No new multifamily past due loans in the quarter leading to a problem multifamily loan portfolio reduction of $10 million in the quarter. Long-tenured, experienced family operators with significant ownership basis are the bulk of our portfolio (vs. funds/PE firms). Effects of Mayor Mamdani are under intense monitoring as the Bank continues to have active discussions with owners. New York Rent Regulated Multifamily Portfolio has declined by $85 million YoY (9%). New originations are extremely limited and focused on fully-banked relationships. Special mention (2 loans), 30 to 89 days past due (2 loans), and nonperforming (5 loans) levels are manageable and represent are a relatively small portion of the balance sheet. Key Observations

Balance Sheet Strength A rapidly improving liquidity profile Purposeful utilization of liquidity in the fourth quarter to fund lending within our core competencies (largely C&I) at strong risk-adjusted spreads. Core relationship deposit1 growth continues to transform the balance sheet (up $828 million for the year) and now equal to 98% of total loans. Fourth quarter deposit growth included $105 million of noninterest-bearing deposit growth (operating accounts). Liquidity is strong at 95% loan-to-deposit ratio with over 60% of total assets covered by available liquidity2. No reliance on brokered deposits and minimal utilization of short-term borrowings to bridge normal deposit behavior. Rated investment grade by Moody’s (Baa3/Stable) and Kroll (BBB)3. See page 21 for notes and important information. By the Numbers

Deposit Trends Strong growth at a favorable mix and excellent beta Core relationship deposits1 increased $828 million (16%) in 2025, and greater than $2 billion (50%) over the last two years. This has allowed the bank to: eliminate all brokered deposits, remix higher cost deposits for lower cost relationships, and reduce high-cost CDs throughout the year. Strong growth has also enabled the company to manage strong down-cycle betas – 69% through the cycle and 92% in Q4. As a result of these actions, total deposits have increased $460 million (8%) over the last twelve months of which, 69% or $316 million has been in noninterest-bearing accounts, now representing 22% of total deposits. $6.1 $6.3 $6.4 28% NIB Growth over LTM ($ in billions) $6.6 See page 21 for notes and important information. $6.6 92% Beta to average FFR Q4 vs Q3 Average Cost of Interest-Bearing Deposits Key Trends & Impacts

Loan Trends Consistent growth focused on our strengths Net loan growth in Q4 totaled $231 million (4%), reflecting continued strength across core lending businesses. For full-year 2025, loan originations totaled $2.1 billion at a 6.60% weighted average coupon, driving $738 million of net loan growth, largely in C&I. C&I represents a long-standing core competency, built over more than a decade and diversified across 375 distinct industries. Portfolio mix continues to shift toward C&I, with less reliance on Multifamily, supporting improved diversification and risk-adjusted returns. Diversified Across 375 NAICS Codes Gross Loans1: $6.3 billion $6.3 $5.5 $5.7 $5.8 $6.0 ($ in billions) 14% C&I Growth over LTM +13% Loan Growth See page 21 for notes and important information. Loan Growth & Mix

Net Interest Income Consistently delivering positive operating leverage & NII growth Eighth consecutive quarter of net interest income growth, driven by successful core relationship deposit growth1. NII increased by $6.0 million (12%) QoQ and $14.6 million (35%) YoY. Net interest margin increased 27 basis points QoQ and 62 basis points YoY to 3.08%. Fourth quarter beta of 92% and 69% through the down-cycle reflects strength of deposit franchise. Noninterest-bearing deposits up $105 million (8%) QoQ and $316 million YoY, further lowering the cost of funds. Incremental spread2 on new business remained above 4.00% for the fourth consecutive quarter. See page 21 for notes and important information. Key Observations

Wealth Management Drives Fee Revenue Record AUM/AUA and revenue Sustained Long-Term Growth Track record of sustained long-term growth, achieving a 12% CAGR over the past seven years and 15% CAGR over the past decade. Strength and Scalability Market leaders; achieved a record $13.1 billion in assets under management and administration at quarter end, reflecting both organic client growth and market appreciation. High Value Client Relationships Average client relationship size of $4.6 million highlights Peapack Private’s focus on high net worth and ultra high net worth individuals and families. Strong Profitability and Operating Leverage Delivered a 41% EBITDA margin in FY 2025, illustrating disciplined cost management and operating efficiency within a relationship-driven model. Comprehensive and Integrated Wealth Offering Peapack Private provides a holistic suite of services, including financial planning, investment management, trust and fiduciary services, and estate and tax planning — all grounded in personalized advice. Performance Insights

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the impact of anticipated higher operating expenses in 2026 and beyond; 3) our ability to successfully integrate wealth management firm and team acquisitions; 4) our ability to successfully integrate our expanded employee base; 5) an unexpected decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 6) declines in our net interest margin caused by the interest rate environment and/or our highly competitive market; 7) declines in the value in our investment portfolio; 8) impact from a pandemic event on our business, operations, customers, allowance for credit losses and capital levels; 9) higher than expected increases in our allowance for credit losses; 10) changes in the methodology and assumptions used to calculate the allowance for credit losses; 11) higher than expected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans or charge-offs; 12) inflation and changes in interest rates, which may adversely impact our margins and yields, reduce the fair value of our financial instruments, reduce our loan originations and lead to higher operating costs; 13) decline in real estate values within our market areas; 14) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 15) the imposition of tariffs or other domestic or international governmental policies and retaliatory responses; 16) the impact of any federal government shutdown; 17) the failure to maintain current technologies and/or to successfully implement future information technology enhancements; 18) successful cyberattacks against our IT infrastructure and that of our IT and third-party providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 22) our inability to successfully generate new business in new geographic markets, including our expansion into New York City and Long Island; 23) a reduction in our lower-cost funding sources; 24) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 25) our inability to adapt to technological changes; 26) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 27) our inability to retain key employees; 28) demands for loans and deposits in our market areas; 29) adverse changes in securities markets; 30) changes in New York City rent regulation law; 31) changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums and changes in the monetary and fiscal policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; 32) changes in accounting policies and practices; and/or 33) other unexpected material adverse changes in our financial condition, operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.

Appendix A: Supplemental Information & Franchise Overview

Bedminster New York City Melville NEW YORK NEW JERSEY CONNECTICUT PENNSYLVANIA Greenville Rye Brook Princeton Morristown Summit Red Bank Lakewood Teaneck DE Peapack Private Bank & Trust Financial Centers Garden City Peapack Private The Premier Alternative to the Mega Banks in Metropolitan New York $13.1B Wealth AUM $6.6B Deposits $6.3B Loans  14% ▲ 12% ▲ 14% ▲ CAGR Since 2012 Founded in 1921, Peapack Private is the boutique alternative to large banks in the Metropolitan New York region, delivering white glove service through a single point of contact model. Grounded in an established wealth franchise, Peapack Private has demonstrated the ability to scale and compete for over the past decade. Strategic expansion underway throughout Metropolitan NY began in 2023; headcount has increased by more than 30% over that time and performance continues to exceed expectations.

The Peapack Private Client Experience Net Promoter Score Client satisfaction substantially exceeds the U.S. Banking Industry Benchmark Elevated boutique banking experience Distinct alternative to large banks with a refined, client-first service philosophy Personalized, relationship-driven service model Dedicated Relationship Manager delivering tailored solutions Trusted advisor approach built on integrity Transparent, professional interactions that foster long-term client relationships High-touch, responsive client experience and ease of doing business Clear communication, efficient processes, and seamless client interactions Net Promoter Score Momentum 41 57 65 NPS UP +24 Points Since 2023 Banking Industry Benchmark1 Based on Real Client Feedback See page 21 for notes and important information.

Transformative Year in Review: *Investments*

Strategic investments powering 2025 performance and long-term franchise value

Talent & Human Capital

Revenue-generating talent aligned to core markets

- Attracted top-tier banking and wealth talent across core New York markets, expanding coverage and deepening client relationships.
- Bolstered Wealth Management team with experience advisers to serve expanding geography throughout NY Metro market.
- Built out six new banking teams on Long Island, mirroring the successful New Jersey commercial model and driving early deposit and loan momentum.
- Expanded direct leasing capabilities, supporting higher-growth, higher-return businesses.
- 2025 hires come on the heels of teams added in 2023 - 2024, creating scalable benefits from prior investments and accelerating productivity.

Infrastructure Investments

Scalable operating model and deposit-led growth

- Transitioned retail banking to an advice-based financial center model, enhancing relationship depth, operating efficiency, and deposit quality.
- Optimized physical footprint in core New York markets, including strategic expansion and consolidation to support organic growth with balance sheet discipline.
- Invested in digital onboarding, KYC, and centralized business services, reinforcing a single point of contact while improving speed, consistency, and client experience.
- Enhanced risk management and operating infrastructure to support continued growth beyond $10 billion in assets.
- Advanced operational scalability through automation, data, and AI, deploying Robotic Process Automation across 30+ workflows and launching a governed, enterprise-wide AI initiative that is already improving efficiency, turnaround times, and client service.

Service Culture Accountability

Measurable client experience tied to economics

- Rebranded to Peapack Private Bank & Trust, reinforcing a single-point-of-contact, high-touch client value proposition.
- Embedded client experience metrics (NPS) into management evaluation, creating continuous feedback and accountability.
- Aligned Solutions Under Management with incentive compensation, directly linking relationship depth, operating deposits, and client outcomes.
- Established clear ownership for service delivery, reinforcing consistency across banking, wealth, and trust.

These investments strengthened our core franchise in 2025 and position us to scale growth, earnings, and returns in 2026 and beyond.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

18

Positioned for Long-Term Growth & Compelling Returns Peapack Private is the boutique alternative to large banks in the Metro New York region, with expansion results exceeding expectations and pipelines remaining strong. Our private banking model is anchored by a scarce and valuable $13.1 billion wealth management franchise, providing durable funding, recurring fee income, and long-term growth value. The decision to expand throughout the Metro New York region has transformed the balance sheet, strengthening funding, improving mix, and creating a scalable foundation for future growth. We are capitalizing on our affluent geographic footprint by driving growth in both wealth management and spread income, reinforcing earnings durability. Our Commercial & Industrial business represents a long-standing core competency built over more than a decade, supporting disciplined loan growth and diversified fully-banked client relationships. Continued expansion of our $2.7 billion commercial lending business, complementary treasury management platform, and sell-side advisory services supports deeper client engagement and revenue growth. We continue to attract and retain top-tier talent, enabling consistent execution across banking, wealth, and operations. Investments in technology and artificial intelligence are enhancing operating efficiency, driving innovation and supporting the delivery of white glove client experience, with a focus on governance. Moody’s and Kroll both rate the Company as investment grade with stable outlooks, reflecting balance sheet strength and prudent risk management. We remain laser-focused on cultivating a strong client-centric culture, reinforced by industry recognition: ABA Best Banks To Work For eight years in a row. Crain’s 2024 and 2025 Best Places to Work in NYC.

Appendix B: Notes & Financial Tables

Notes

Year in Review: Accomplishments slide

1) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service.
2) See Non-GAAP Financial Measurement Reconciliation included in these appendices.
3) See Non-GAAP Financial Measurement Reconciliation included in these appendices.

Fourth Quarter 2025 Highlights slide

1) See Non-GAAP Financial Measurement Reconciliation included in these appendices.
2) Incremental spread is defined as the weighted average loan coupon of loans originated in the period less the average cost of newly funded deposit accounts for the same period.
3) Operating Leverage is defined as the percentage change in total revenue less the percentage change in operating expense.
4) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service.

Quarterly Earnings Momentum slide

1) See Non-GAAP Financial Measurement Reconciliation included in these appendices.
2) See Non-GAAP Financial Measurement Reconciliation included in these appendices.

Excellent Earnings Improvement YoY slide

1) See Non-GAAP Financial Measurement Reconciliation included in these appendices.

Balance Sheet Strength slide

1) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service.
2) Total available liquidity defined as cash plus cash equivalents plus unpledged available-for-sale securities plus borrowing capacity less borrowings, letters of credit, and pledged securities plus customer deposits held off balance sheet.
3) Moody's Baa3 rating and stable outlook reflects their long-term local currency issuer rating for the Company. Kroll Bond Rating Agency's BBB rating and stable outlook reflects their rating of the Company's senior unsecured debt.

Deposit Trends slide

1) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service.

Loan Trends slide

1) Gross loans include loans held for sale.

Net Interest Income slide

1) Core relationship deposits defined as deposit relationships that are not custodial, brokered, or listing service.
2) Incremental spread is defined as the weighted average loan coupon of loans originated in the period less the average cost of newly funded deposit accounts for the same period.

Net Promoter Score slide

1) U.S. Banking Industry benchmark data source is Qualtrics, an international leader in client surveys and net promoter score.

PEAPACK-GLADSTONE FINANCIAL CORPORATION

21

Balance Sheet & AUM/AUA Summary

Asset Quality 1) Amounts reflect modifications that are paying according to modified terms. 2) Excludes modifications included in nonaccrual loans of $36.0 million at December 31, 2025, $37.6 million at September 30, 2025 and $3.6 million at December 31, 2024. 3) Excludes a provision of $12,000 at December 31, 2025, a credit of $81,000 at September 30, 2025 and a credit of $15,000 at December 31, 2024 related to off-balance sheet commitments. 4) Includes charge-offs of $6.3 million related to two multifamily loans for the quarter ended December 31, 2025.  Includes charge-offs of $6.7 million related to three multifamily loans and $11.3 million related to one equipment financing relationship for the quarter ended September 30, 2025. 5) Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL.

Capital Summary 1) Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively.  Tangible equity as a percentage of tangible assets at quarter end is calculated by dividing tangible equity by tangible assets at quarter end.  See Non-GAAP financial measures reconciliation included in these tables. 2) Tangible book value per share excludes intangible assets.  Tangible book value per share is calculated by dividing tangible equity by quarter end common shares outstanding.  See Non-GAAP financial measures reconciliation tables.

Quarterly Income Statement 1) Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table.

Non-GAAP Financial Measurement Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Annual Income Statement 1) Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income.  See Non-GAAP financial measures reconciliation table.

Non-GAAP Financial Measurement Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies.

Non-GAAP Financial Measurement Reconciliation We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Pre-Provision Net Revenue (“PPNR”) is a non-GAAP financial measure used by the Company to assess the earnings available to absorb credit losses and support capital from its core banking operations. PPNR is defined as: Net interest income (GAAP) + Noninterest income (GAAP) − Noninterest expense (GAAP) It excludes the provision for credit losses and income tax expense. PPNR is not a substitute for net income as reported under GAAP, and the calculation may differ from similarly-named measures at other institutions.

Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@peapackprivate.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@peapackprivate.com CONTACTS John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@peapackprivate.com Matthew P. Remo SVP | Managing Principal – Treasurer & Head of Corporate Finance (908) 872-9899 mremo@peapackprivate.com CORPORATE HEADQUARTERS 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 peapackprivate.com